UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 28, 2018

EDGEWELL PERSONAL CARE COMPANY

(Exact name of registrant as specified in its charter)

Missouri	1-15401	43-1863181
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1350 Timberlake Manor Parkway, Chesterfield, Missouri 63017
(Address of principal executive offices)

314-594-1900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 28, 2018, Edgewell Personal Care Company (the “Company”), entered into an agreement (the “Cooperation Agreement”) with Legion Partners Asset Management, LLC and certain related investors (collectively, “Legion Partners”).
Pursuant to the Cooperation Agreement, the Company increased the size of the Company’s Board of Directors (the “Board”) from 10 to 12 directors and appointed Robert W. Black and George Corbin (collectively, the “New Directors”) to fill the newly created directorships. Each of Mr. Black and Mr. Corbin will serve an initial term expiring at the Company’s 2019 annual meeting of shareholders, and will be included in the Company’s slate of director nominees for re-election at the 2019 annual meeting.
Pursuant to the Cooperation Agreement, the Company also agreed that the Board will determine in good faith prior to August 15, 2019 (or, if earlier, the date of termination of the Standstill Period (as defined below)) whether it would be in the best interests of the Company to reincorporate the Company from Missouri to Delaware. If the Board determines that it would be in the best interests of the Company to proceed with a reincorporation, the Company has agreed to use its reasonable best efforts to obtain shareholder approval of such reincorporation by no later than the Company’s 2020 annual meeting (to be held no later than March 1, 2020), and if shareholder approval is obtained, to complete the reincorporation as soon as reasonably practicable thereafter. The Company has also agreed to, prior to the Company’s 2019 annual meeting, implement a director resignation policy in connection with the Company’s majority voting standard.
Legion Partners has agreed to withdraw its submission of candidates for nomination at the Company’s 2019 annual meeting. In addition, the Cooperation Agreement requires Legion Partners to, at the Company’s 2019 annual meeting and at any meeting of the Company’s shareholders held prior to the date of termination of the Standstill Period, vote all of its shares of Company common stock in favor of the election of directors nominated by the Board and otherwise in accordance with the Board’s recommendation, subject to certain exceptions for extraordinary transactions, adoption of corporate defenses, compensation-related matters, and matters with a contrary recommendation from both Institutional Shareholder Services Inc. and Glass Lewis & Co., LLC.
The Cooperation Agreement includes certain restrictions, applicable from October 28, 2018 until the date that is 15 calendar days prior to the last day of the advance notice period for the submission by shareholders of director nominations for the Company’s 2020 annual meeting, as set forth in the advance notice provisions of the Company’s Amended and Restated Bylaws (the “Standstill Period”). During the Standstill Period, Legion Partners is, among other things, restricted from engaging in any solicitation of proxies or written consents relating to the Company, acquiring any assets of the Company, or acquiring any voting stock that would result in Legion Partners having beneficial ownership of more than 9.9% of the Company’s outstanding common stock.
The Cooperation Agreement is filed with this Form 8-K as Exhibit 10.1 and is incorporated by reference herein. The foregoing description of the Cooperation Agreement is qualified in its entirety by reference to the full text thereof.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
The information set forth in Item 1.01 is incorporated by reference into this Item 5.02.
As described in Item 1.01, the size of the Board has been increased from 10 to 12 directors, and Mr. Black and Mr. Corbin have been appointed to the Board. The committee assignments for Messrs. Black and Corbin have not yet been determined.
Each of Mr. Black and Mr. Corbin will be compensated on the same basis as all other non-management directors of the Company, as described under “The Board of Directors and Edgewell’s Corporate Governance - Director Compensation” in the Company's Proxy Statement for its 2018 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on December 14, 2017.
Each of Mr. Black and Mr. Corbin will receive a pro rata share of the annual director compensation for the 2018 calendar year. Each of Mr. Black and Mr. Corbin will enter into an indemnification agreement with the Company, in the form previously entered into by the Company with its current directors, a copy of which was listed as Exhibit 10.10 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2015.

No family relationships exist between either of Mr. Black and Mr. Corbin and any of the Company’s other directors or executive officers. Other than as described under Item 1.01, there are no arrangements or understandings pursuant to which either Mr. Black and Mr. Corbin was elected as a director, and there are no related party transactions between the Company and either of Mr. Black and Mr. Corbin reportable under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.
The Company issued a press release on October 29, 2018 announcing the execution of the Cooperation Agreement and the appointments of Mr. Black and Mr. Corbin. A copy of this press release is included as Exhibit 99.1 to this Form 8-K. The information contained in the accompanying Exhibit 99.1 is being furnished pursuant to Item 7.01 of this Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Cooperation Agreement, dated October 28, 2018, among Edgewell Personal Care Company, Legion Partners Asset Management LLC, and each of the persons listed on the signature page thereto
99.1	Press Release of Edgewell Personal Care Company issued on October 29, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
EDGEWELL PERSONAL CARE COMPANY

By: /s/Marisa Iasenza
Marisa Iasenza
Chief Legal Officer

Dated: October 29, 2018

Exhibit No.	Description
10.1	Cooperation Agreement, dated October 28, 2018, among Edgewell Personal Care Company, Legion Partners Asset Management LLC, and each of the persons listed on the signature page thereto
99.1	Press Release of Edgewell Personal Care Company issued on October 29, 2018.